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                                                      EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 27, 1995 included in BMC Software, Inc.'s Form 10-K for the year ended March 31, 1995 and to all references to our Firm included in this registration statement.


                                  /s/ ARTHUR ANDERSEN LLP

                                  Arthur Andersen LLP

June 10, 1996
Houston, Texas